EXHIBIT 32

AURASOURCE, INC.

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,

UNITED STATES CODE)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of AuraSource, Inc. (the “Company”), does hereby certify, to the best of his knowledge and belief that:

(1) The Quarterly Report on Form 10-Q for the period ended September 30, 2020 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 16, 2020

/s/ PHILIP LIU
Chief Executive Officer

November 16, 2020

/s/ ERIC STOPPENHAGEN
Chief Financial Officer